Prospectus and Statement of
Additional Information Supplement

June 26, 2026

Morgan Stanley ETF Trust

Supplement dated June 26, 2026 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated February 18, 2026, each as supplemented

Eaton Vance Preferred Securities and Income ETF (the "Fund")

Effective immediately, the last paragraph under the section of the Prospectus entitled "Fund Management— Management Fees" and under the section of the Statement of Additional Information entitled "Investment Management and Other Services—Adviser" are hereby deleted in their entirety and replaced with the following:

The Adviser has voluntarily agreed to waive a portion of its management fee on a temporary basis so that Total Annual Fund Operating Expenses of the Fund will not exceed 0.20% (the "Voluntary Fee Waiver"). The Voluntary Fee Waiver excludes distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund's business. The Voluntary Fee Waiver will remain in place through December 31, 2026. The Adviser may discontinue the Voluntary Fee Waiver at any time prior to such date in its sole discretion and without notice.

Please retain this supplement for future reference.

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